                                                                     EXHIBIT 1.2



                          KINDER MORGAN MANAGEMENT, LLC

                             UNDERWRITING AGREEMENT
                               STANDARD PROVISIONS


                                                                January 31, 2003


         Kinder Morgan Management, LLC, a Delaware limited liability company (the "Company"), proposes to issue and sell from time to time its shares, representing limited liability company interests ("Shares") registered under the Securities Act of 1933, as amended (the "Securities Act"), as set forth in
Section 3.

         From time to time, the Company may enter into one or more underwriting agreements that provide for the sale of Shares to the underwriter or several underwriters named therein (the "Underwriters"). The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions hereof incorporated therein by reference, is herein referred to as this "Agreement."

         1. Sale and Purchase of the Securities. On the basis of the representations, warranties and agreements herein contained, the Company proposes to issue and sell Shares. All or a portion of the Shares will be purchased by the Underwriters for resale upon terms of offering determined at the time of sale. The Shares so to be purchased in any such offering are hereinafter referred to as the "Purchased Securities," and any firm or firms acting as representatives of such Underwriters are hereinafter referred to as the "Representatives." If with respect to the Purchased Securities such Representatives are acting on behalf of the Underwriters, references herein to the Underwriters (or a majority in interest thereof) or the Representatives in the alternative shall be deemed to refer only to the Representatives.

         The obligations of the Underwriters under this Agreement are several and not joint.

         2. Payment and Delivery. The closing of the purchase and sale of the Purchased Securities shall take place at the offices of counsel for the Company, on the date or dates and at the time or times specified in this Agreement, each of which date and time may be postponed for not more than ten business days by agreement between a majority in interest of the Underwriters or the Representatives and the Company (each such date and time of delivery and payment for the Purchased Securities is hereinafter referred to as the "Closing Date"), except that physical delivery of the Purchased Securities may be made by or on behalf of the Company through the offices of The Depository Trust Company or any transfer agent. Delivery by the Company of the Purchased Securities shall be made against payment by or on behalf of the Underwriters or the Representatives of the purchase price therefor by wire transfer of immediately available funds to a bank account designated by the Company.

         Unless otherwise specified by the Underwriters or the Representatives, the Purchased Securities shall be registered in the name of Cede & Co. If the Underwriters or Representatives in fact choose to specify otherwise, the Purchased Securities shall be registered in such names and shall be in such denominations as the Underwriters or the Representatives shall request at least one full business day prior to the Closing Date and, if requested, shall be made available to the Underwriters or Representatives for checking and packaging at least one full business day prior to the Closing Date.

         3. Registration Statement and Prospectus; Public Offering. The Company, Kinder Morgan Energy Partners, L.P., a Delaware limited partnership (the "Partnership"), and Kinder Morgan, Inc., a Kansas corporation ("KMI"), have filed with the Securities and Exchange Commission (the "Commission"), pursuant to the Securities Act and the rules and regulations adopted by the Commission thereunder (the "Rules"), registration statements on Form S-3, including a prospectus, relating to the Shares, including the deemed offering of the i-units by the Partnership and the purchase obligation by KMI, and such registration statements have become effective. Such registration statements referred to in the first paragraph of the Underwriting Agreement, including financial statements, exhibits and Incorporated Documents (as hereinafter defined), as amended to the date of this Agreement, is or are hereinafter referred to as the "Registration Statement," and the prospectus or prospectuses included in the Registration Statement or deemed, pursuant to Rule 429 under the Securities Act, to relate to the Registration Statement, as proposed to be supplemented by a prospectus supplement (including any preliminary prospectus supplement) relating to any Purchased Securities to be filed pursuant to Rule 424 under the Securities Act, is or are hereinafter referred to as the "Prospectus." Any reference herein to the Registration Statement or Prospectus shall be deemed to include all documents incorporated, or deemed to be incorporated, therein by reference pursuant to the requirements of Item 12 of Form S-3 under the Securities Act (the "Incorporated Documents"). For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (EDGAR), which EDGAR copy is substantially identical to the other copies of such material, except to the extent permitted by Regulation S-T.

         The Company understands, and if this Agreement provides for sales by one or more Selling Shareholders, each Selling Shareholder understands, that the Underwriters propose to make a public offering of their respective portions of the Purchased Securities, as set forth in and pursuant to the Prospectus relating thereto.

         4. Representations and Warranties.

                  (a) The Company, the Partnership, and, with respect to information regarding itself, KMI, represents and warrants to each Underwriter that:

                           (i) Each of the Company, the Partnership and KMI has
                  reasonable grounds to believe that it meets the requirements for the use of Form S-3 under the Securities Act;

                           (ii) The Registration Statement, at the time it
                  became effective, and the prospectus contained therein, complied, and on the date of the Underwriting Agreement and the Closing Date and when any post-effective amendment to the

                  Registration Statement becomes effective or any supplement to such prospectus is filed with the Commission, the Registration Statement, the Prospectus and any such amendment or supplement, respectively, will comply, in all material respects with the applicable requirements of the Securities Act and the Rules; the Incorporated Documents, when they were or are filed with the Commission, conformed or will conform as of their respective dates in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable rules and regulations adopted by the Commission thereunder; and each part of the Registration Statement and any amendment thereto, at the time it became effective, and the Prospectus and any amendment or supplement thereto, at the time it was filed with the Commission pursuant to Rule 424 under the Securities Act, when such part became effective, did not and will not contain an untrue statement of a material fact or omit to a state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements or omissions in the Registration Statement or Prospectus (or in amendments or supplements thereto) made in reliance upon information furnished in writing to any of the Company, the Partnership or KMI by any Underwriter or the Representatives on behalf of any Underwriter or by any Selling Shareholder expressly for use therein;

                           (iii) The consolidated financial statements included
                  in the Registration Statement and Prospectus present fairly the financial position of each of the Company, the Partnership and KMI and each of their respective consolidated subsidiaries as of the dates shown and their results of operations, cash flows, and shareholders equity, partners' capital or stockholders' equity, as the case may be, for the periods shown, and, except as otherwise disclosed in the Prospectus, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; any schedules included in the Registration Statement present fairly the information required to be stated therein; and if pro forma financial statements are included in the Registration Statement and Prospectus, the assumptions used in preparing the pro forma financial statements included in the Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts;

                           (iv) The Company, all of the shares of which that may
                  vote for the election of directors are owned by Kinder Morgan, G.P., Inc., a Delaware corporation (the "General Partner"), and which is the delegate of the General Partner, is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, with all necessary limited liability company power and authority to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign limited liability company for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not individually or in the aggregate have a material adverse effect on the consolidated financial condition, results of operations or business of the Company, its subsidiary, and the Partnership and its subsidiaries, taken as a whole (a "Company Material Adverse Effect");

                           (v) The Partnership is a limited partnership duly
                  formed, validly existing and in good standing under the laws of the State of Delaware, with all necessary partnership power and authority to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign limited partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not individually or in the aggregate have a Company Material Adverse Effect;

                           (vi) KMI has been duly incorporated and is validly
                  existing as a corporation in good standing under the laws of the State of Kansas, with all necessary corporate power and authority to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not individually or in the aggregate have a material adverse effect on the consolidated financial condition, results of operations or business of KMI and its subsidiaries, taken as a whole (a "KMI Material Adverse Effect");

                           (vii) All of the outstanding shares of capital stock,
                  limited partner interests, general partner interests, or limited liability company interests, as applicable, of each of the Partnership's significant subsidiaries, as defined in the rules and regulations of the Commission under the Securities Act and Exchange Act, provided that the term "subsidiary" for the purposes of applying such definition shall include any subsidiary included in the consolidated financial statements of the Partnership (the "Partnership Significant Subsidiaries"), have been duly and validly authorized and issued and are fully paid and (except (A) as required to the contrary by the Delaware Limited Liability Company Act (the "Delaware LLC Act") and the Delaware Revised Uniform Limited Partnership Act (the "Delaware LP Act") and (B) with respect to any general partner interests) non-assessable, and are (unless otherwise stated on a Schedule to this Agreement) owned by the Partnership directly or indirectly through one or more wholly-owned subsidiaries or Kinder Morgan G.P., Inc., a Delaware corporation (the "General Partner"), free and clear of any lien, encumbrance, security interest, equity or charge (except for such liens, encumbrances, security interests, equities or charges as are not, individually or in the aggregate, material to such interest ownership or as described in the Prospectus);

                           (viii) All of the outstanding shares of capital stock
                  or limited liability company interests, as applicable, of each of the KMI's significant subsidiaries, as defined in the rules and regulations of the Commission under the Securities Act and Exchange Act (the "KMI Significant Subsidiaries"), have been duly and validly authorized and issued and are fully paid and (except as required to the contrary by the Delaware LLC Act) non-assessable, and are (unless otherwise stated on a Schedule to this Agreement) owned by KMI directly or indirectly through one or more wholly-owned subsidiaries, free and clear of any lien, encumbrance, security interest, equity or charge (except for such liens, encumbrances, security interests, equities or charges as are not, individually or in the aggregate, material to such interest ownership or as described in the Prospectus);

                           (ix) Each of the Partnership Significant Subsidiaries
                  and the KMI Significant Subsidiaries has been duly formed or incorporated and is validly existing as a corporation, limited partnership, general partnership, or limited liability company, as the case may be, in good standing under the laws of the jurisdiction in which it is chartered or organized, with full entity power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a corporation, limited partnership, general partnership, or limited liability company, as the case may be, and is in good standing under the laws of each jurisdiction which requires such qualification, other than any jurisdiction where the failure to be so qualified would not, individually or in the aggregate, have a Company Material Adverse Effect, in the case of each of the Partnership Significant Subsidiaries, or a KMI Material Adverse Effect in the case of the KMI Significant Subsidiaries;

                           (x) All of the outstanding limited liability company
                  interests of Kinder Morgan Services LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, have been duly and validly authorized and issued and are fully paid and (except as required to the contrary by the Delaware LLC Act) non-assessable, and are (unless otherwise stated on a Schedule to this Agreement) owned by the Company free and clear of any lien, encumbrance, security interest, equity or charge (except for such liens, encumbrances, security interests, equities or charges as are not, individually or in the aggregate, material to such interest ownership or as described in the Prospectus);

                           (xi) Kinder Morgan Services LLC is a limited
                  liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, with all necessary limited liability company power and authority to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign limited liability company for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not individually or in the aggregate have a Company Material Adverse Effect;

                           (xii) The General Partner is the sole general partner
                  of the Partnership; the General Partner owns a general partner interest in the Partnership; such general partner interest is duly authorized by the Agreement of Limited Partnership, as amended, of the Partnership and was validly issued to or acquired by the General Partner; the General Partner owns such general partner interest and all equity securities of KMGP Services Company, Inc. free and clear of all liens, encumbrances, security interests, equities or charges (except for such liens, encumbrances, security interests, equities or charges as are not, individually or in the aggregate, material to such ownership or as described in the Prospectus);

                           (xiii) Each of the General Partner and KMGP Services
                  Company, Inc. has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware; the General Partner is an indirect wholly-owned subsidiary of KMI; and each of the General Partner and KMGP Services Company, Inc. has all necessary corporate power and authority to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not individually or in the aggregate have a Company Material Adverse Effect;

                           (xiv) The Company has all necessary limited liability
                  company power and authority to authorize, issue and sell the Purchased Securities; each of the Partnership and KMI has all necessary partnership and corporate power and authority, as appropriate, to authorize, issue and sell the corresponding i-units and the purchase obligation, respectively, as contemplated by this Agreement; and this Agreement has been duly authorized, executed and delivered by the Company, the Partnership, and KMI;

                           (xv) The Purchased Securities and the corresponding
                  i-units have been duly and validly authorized and when issued and delivered against payment therefore pursuant to this Agreement (or in the case of the i-units the Prospectus) on the Closing Date, such Purchased Securities and i-units will be validly issued, fully paid and (except as required to the contrary by the Delaware LLC Act and the Delaware LP Act) non-assessable and will conform in all material respects to the descriptions thereof contained in the Prospectus; and the shareholders of the Company have no preemptive rights with respect to the Purchased Securities;

                           (xvi) The execution, delivery and performance of this
                  Agreement and the issuance and sale of the Purchased Securities by the Company, the issuance and sale of the i-units by the Partnership and the issuance of the purchase obligation by KMI, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, the Partnership, KMI, the General Partner, KMGP Services Company, Inc., and Kinder Morgan Services LLC or any of the Partnership Significant Subsidiaries or

                  KMI Significant Subsidiaries is a party or by which the Company, the Partnership, KMI, the General Partner, KMGP Services Company, Inc., Kinder Morgan Services LLC or any of the Partnership Significant Subsidiaries or KMI Significant Subsidiaries is bound or to which any of the property of the Company, the Partnership, KMI, the General Partner, KMGP Services Company, Inc., Kinder Morgan Services LLC or the property of any of the Partnership Significant Subsidiaries or KMI Significant Subsidiaries is subject, except where any such foregoing occurrence will not prevent the consummation of the transactions contemplated herein or would not have a Company Material Adverse Effect or KMI Material Adverse Effect, nor will such action result in any violation of the provisions of the partnership agreement, certificate of incorporation, bylaws or other formation document, as the case may be, of the Company, the Partnership, KMI, the General Partner, KMGP Services Company, Inc., Kinder Morgan Services LLC or any of the Partnership Significant Subsidiaries or KMI Significant Subsidiaries, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the Partnership, KMI, the General Partner, KMGP Services Company, Inc., Kinder Morgan Services LLC or any of the Partnership Significant Subsidiaries or KMI Significant Subsidiaries or any of the properties of any such entities, and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Company, the Partnership, KMI, the General Partner, KMGP Services Company, Inc., Kinder Morgan Services LLC or any of the Partnership Significant Subsidiaries or KMI Significant Subsidiaries or any of the properties of such entities is required for the issuance and sale of the Purchased Securities by the Company, the issuance and sale of the i-units by the Partnership or the issuance of the purchase obligation by KMI, except such as have been obtained or made under the Securities Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under the state securities or Blue Sky laws;

                           (xvii) Other than as set forth in the Prospectus,
                  there are no legal or governmental proceedings pending to which any of the Company, the Partnership, KMI or any of their respective subsidiaries is a party or of which any property of any of the Company, the Partnership, KMI or any of their respective subsidiaries is the subject which, if determined adversely to such entity, would be reasonably likely to, individually or in the aggregate, have, in the case of the Company, the Partnership or their respective subsidiaries, a Company Material Adverse Effect or, in the case of KMI and its subsidiaries, a KMI Material Adverse Effect; and, to the Company's and KMI's knowledge, no such proceedings are threatened or contemplated;

                           (xviii) Except as disclosed in the Prospectus, none
                  of either the Company, the Partnership, KMI or any of their respective subsidiaries has violated any federal or state law or regulation relating to the protection of human health or the environment except for any violations and remedial actions as would not be reasonably likely to, individually or in the aggregate, have, in the case of the Company, the Partnership or their respective subsidiaries, a Company Material

                  Adverse Effect or, in the case of KMI and its subsidiaries, a KMI Material Adverse Effect;

                           (xix) Except as disclosed in the Prospectus, since
                  the date of the latest audited financial statements included in the Prospectus there has been no change, nor any development or event involving a prospective change that would have, in the case of the Company, the Partnership or their respective subsidiaries, a Company Material Adverse Effect or, in the case of KMI and its subsidiaries, a KMI Material Adverse Effect;

                           (xx) Each of the Company, the Partnership, the
                  General Partner, Kinder Morgan Services LLC, KMGP Services Company, Inc. and the Partnership Significant Subsidiaries owns or leases all properties as are necessary to the conduct of its operations as described in the Prospectus, except where the failure to own or lease any of such properties would not individually or in the aggregate, have a Company Material Adverse Effect;

                           (xxi) Each of KMI and the KMI Significant
                  Subsidiaries owns or leases all properties as are necessary to the conduct of its operations as described in the Prospectus, except where the failure to own or lease any of such properties would not individually or in the aggregate, have a KMI Material Adverse Effect;

                           (xxii) Each of the Company, the Partnership and KMI
                  is, and after giving effect to the offering and sale of the Purchased Securities and the i-units and the application of the proceeds thereof as described in the Prospectus will be, exempt from regulation as (i) a "holding company" or a "subsidiary company" of a "holding company" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (ii) an "investment company," as defined in the Investment Company Act of 1940, as amended; and

                           (xxiii) None of the Company, the Partnership, KMI,
                  KMGP Services Company, Inc., Kinder Morgan Services LLC, the General Partner or any of the Partnership Significant Subsidiaries or KMI Significant Subsidiaries is involved in any labor dispute and, to the knowledge of the Company and KMI, no such dispute has been threatened, except for such disputes as would not, individually or in the aggregate have, in the case of the Company, the Partnership or their respective subsidiaries, a Company Material Adverse Effect or, in the case of KMI and its subsidiaries, a KMI Material Adverse Effect.

                  (b) If this Agreement provides for sales by one or more Selling Shareholders, each Selling Shareholder severally represents and warrants to each Underwriter that such Selling Shareholder has (i) good and valid title to, and full right, power and authority to convert, convertible securities of the Company which are convertible into at least the number of Purchased Securities to be sold by it pursuant to this Agreement; and immediately after the execution of this Agreement such Selling Shareholder will convert into Purchased Securities at least such number of convertible securities; and upon such conversion and on each Closing Date such Selling Shareholder will have good and valid title to the Purchased Securities to be sold by such Selling Shareholder or (ii) has and on each Closing Date will have good and valid title to the Purchased Securities to be sold by such Selling Shareholder. Such Selling Shareholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Purchased Securities to be sold by such Selling Shareholder hereunder; and upon the delivery of and payment for the Purchased Securities hereunder the several Underwriters will acquire good and valid title to the Purchased Securities to be sold by such Selling Shareholder.

         5. Conditions of the Underwriters' Obligations. The obligations of the Underwriters hereunder to purchase and pay for the Purchased Securities are subject to the following conditions:

                  (a) Promptly upon the execution of this Agreement by the Company, the Partnership and KMI (or at such later time acceptable to the Representatives, or if there are none, such firm as may be designated by a majority in interest of the Underwriters) and on the Closing Date, the Representatives or such designated firm shall have received from the independent accountants of the Company, the Partnership and KMI who have certified the financial statements of each of the Company, the Partnership and KMI and its subsidiaries included or incorporated by reference in the Registration Statement signed letters dated the respective dates of delivery, in form and substance satisfactory to the Underwriters or the Representatives.

                  (b) No stop order suspending the effectiveness of the Registration Statement under the Securities Act shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Underwriters or the Representatives.

                  (c) Subsequent to the execution of this Agreement, there shall not have been any material change in the limited liability company interests, capital stock, partnership interests, as applicable, or long-term debt of the Company, the Partnership, KMI or any material adverse change in the general affairs, management, financial position or results of operations of the Company and its subsidiary, taken as a whole, KMI and its subsidiaries taken as a whole, or the Partnership and its subsidiaries taken as a whole, or whether or not arising in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and Prospectus, if in the reasonable judgment of a majority in interest of the Underwriters or of the Representatives any such change makes it impracticable or inadvisable to consummate the sale and delivery of the Purchased Securities by the Underwriters as contemplated in the Prospectus.

                  (d) Subsequent to the execution of this Agreement, there shall not have occurred any of the following (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York authorities; or

         (iv) the outbreak or escalation of major hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the reasonable judgment of a majority in interest of the Underwriters or of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the sale of and payment for the Purchased Securities.

                  (e) The representations and warranties of the Company, the Partnership and KMI contained herein shall be true and correct on and as of the Closing Date and each of the Company, the Partnership and KMI shall have performed all covenants and agreements herein contained to be performed on its part at or prior to the Closing Date.

                  (f) The Underwriters or Representatives shall have received on the Closing Date certificates, dated the Closing Date, of the Chief Executive Officer, the President, any Vice President or the Vice President, Treasurer and Chief Financial Officer of the Company on behalf of itself, the Company or the General Partner on behalf of the Partnership, and KMI which shall certify that (i) no order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such officer, no proceedings for such purpose are pending before or threatened by the Commission, (ii) the representations and warranties of the Company, the Partnership and KMI, respectively, contained herein are true and correct on and as of the Closing Date, and (iii) each of the Company, the Partnership and KMI, respectively, has performed all covenants and agreements herein contained to be performed on its part at or prior to the Closing Date.

                  (g) The Underwriters or the Representatives shall have received on the Closing Date from Bracewell & Patterson, L.L.P., counsel for the Company, the Partnership, and KMI, an opinion, dated the Closing Date, substantially to the effect as set forth in Schedule I hereto.

                  (h) The Underwriters or the Representatives shall have received on the Closing Date from counsel for the Underwriters an opinion dated the Closing Date, with respect to the Company, the Partnership, KMI, the Purchased Securities, the Registration Statement and Prospectus and this Agreement. Such opinion shall also include language substantially to the effect of the penultimate paragraph of
         Schedule I hereto. The Company, the Partnership, KMI and, if this Agreement provides for sales by Selling Shareholders, each Selling Shareholder shall have furnished to counsel for the Underwriters such documents as they may reasonably request for the purpose of enabling them to render such opinions.

                  (i) If this Agreement provides for sales by Selling Shareholders, the Underwriters or Representatives shall have received on the Closing Date a certificate, dated the Closing Date, of the President or any Vice President of each Selling Shareholder, which shall certify that (i) the representations and warranties of such Selling Shareholder contained herein are true and correct on and as of the Closing Date, and (ii) such Selling Shareholder has performed all covenants and agreements herein contained to be performed on its part at or prior to the Closing Date.

                  (j) If this Agreement provides for sales by Selling Shareholders, the Underwriters or Representatives shall have received on the Closing Date from counsel for each Selling Shareholder, an opinion, dated the Closing Date, substantially to the effect as set forth in Schedule II hereto.

         6. Covenants. Each of the Company, the Partnership and KMI and, if this Agreement provides for sales by Selling Shareholders, each Selling Shareholder as to paragraphs (a), (c), (h), (k), (l) and (m), covenants and agrees with the several Underwriters as follows:

                  (a) To advise the Underwriters or the Representatives promptly of any amendment or supplement of the Registration Statement or the Prospectus which is proposed to be filed and not to effect such amendment or supplement in a form to which the Underwriters or the Representatives reasonably object.

                  (b) To furnish to each of the Underwriters or the Representatives and to the counsel for the Underwriters, one copy of the Registration Statement filed pursuant to EDGAR, including exhibits and Incorporated Documents, relating to the Shares in the form it became effective and of all amendments thereto, including exhibits; and to each such firm and counsel, copies of each preliminary prospectus supplement and Prospectus and any amendment or supplement thereto relating to the Shares.

                  (c) As soon as it is advised thereof, to advise the Underwriters or the Representatives (i) of the initiation or threatening by the Commission of any proceedings for the issuance of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any preliminary prospectus supplement, (ii) of receipt by it or any representative or attorney of it of any other communication from the Commission relating to the Company, the Partnership, KMI, any Selling Shareholders, the Registration Statement or the Prospectus, or (iii) suspension of qualification of the Purchased Securities for offering or sale in any jurisdiction. The Company, the Partnership and KMI will make every reasonable effort to prevent the issuance of an order suspending the effectiveness of the Registration Statement, and if any such order is issued, to obtain as soon as possible the lifting thereof.

                  (d) To deliver to the Underwriters or the Representatives, without charge, as many conformed copies of the Registration Statement (excluding exhibits but including the Incorporated Documents), each preliminary prospectus supplement, the Prospectus and all amendments and supplements to such documents as the Underwriters or the Representatives may reasonably request.

                  (e) During such period as a prospectus is required by law to be delivered by an Underwriter or dealer, to deliver, without charge, to Underwriters and dealers, at such office or offices as the Underwriters or the Representatives may designate, as many copies of the Prospectus and any amendment or supplement thereto as the Underwriters or the Representatives may reasonably request.

                  (f) During the period in which copies of the Prospectus are to be delivered as provided in paragraph (e) above, if any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any reason it shall be necessary during such same period to file any document which will be deemed an Incorporated Document in order to comply with the Exchange Act and the rules and regulations thereunder, forthwith to prepare, submit to the Underwriters or the Representatives, file with the Commission and deliver, without charge to the Underwriters either (i) amendments or supplements to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not be misleading or (ii) documents which will effect such compliance. Delivery by Underwriters of any such amendments or supplements to the Prospectus or documents shall not constitute a waiver of any of the conditions set forth in Section 5 hereof.

                  (g) To make generally available to the Company's shareholders, as soon as practicable, an earnings statement which satisfies the provisions of Section 11(a) of the Securities Act.

                  (h) To cooperate with the Underwriters or the Representatives in qualifying the Purchased Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions as the Underwriters or the Representatives may reasonably request; provided that in no event shall the Company, the Partnership, KMI, nor any Selling Shareholder be obligated to qualify to do business in any jurisdiction where it is not now so qualified, to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Purchased Securities, in any jurisdiction where it is not now so subject, qualify in any jurisdiction as a broker-dealer or subject itself to any taxing authority where it is not now so subject.

                  (i) Unless otherwise specified, to effect the listing of the Purchased Securities on the New York Stock Exchange prior to the Closing Date, subject to notice of issuance.

                  (j) During the period of five years from the date hereof, to supply to the Representatives, if any, and to each other Underwriter who may so request in writing, copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to its lenders or to the holders of any class of its securities registered under Section 12 of the Exchange Act and to furnish to the Underwriters or the Representatives a copy of each annual or other report it shall be required to file with the Commission.

                  (k) To pay all of its own expenses incurred in connection with the performance of its obligations under this Agreement, and the Company or KMI, as the case may be, will pay or cause to be paid, or reimburse or cause to be reimbursed if paid by the Underwriters or the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all reasonable costs and expenses incident to the performance of the obligations of the Company, the Partnership and KMI under this Agreement, including those relating to (i) the preparation, printing and filing of the Registration Statement and exhibits thereto, each preliminary prospectus, any preliminary prospectus supplement, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and the printing of this Agreement (including any Agreement Among Underwriters), (ii) the issuance, preparation and delivery of the Purchased Securities to the Underwriters, including the costs and expenses of any Registrar, Transfer Agent and any agent thereof, including any reasonable fees and disbursements of counsel therefor, (iii) the registration or qualification of the Purchased Securities for offer and sale under the securities or "blue sky" laws of the various jurisdictions referred to in paragraph (h) above, including the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and the preparation and printing of legal investment and preliminary and supplementary "blue sky" memoranda, (iv) the furnishing to the Underwriters and the Representatives, if any, of copies of the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, including costs of shipping and mailing, (v) the listing of the Purchased Securities on any securities exchange, and (vi) the furnishing to the Underwriters and the Representatives, if any, of copies of all reports and information required by paragraph (j) above, including costs of shipping and mailing. If a separate agreement exists, either among the Company, the Partnership and KMI, or between the Company and any Selling Shareholder which allocates such costs and expenses in a manner different from that set forth above, such agreement shall control as, either among the Company, the Partnership and KMI, or between the Company and such Selling Shareholder only, but such agreement shall not modify the obligations of the Company and the Selling Shareholder to the Underwriters to cause the payment of costs and expenses as set forth above.

                  (l) During the period beginning on the date of this Agreement and continuing to the date specified in this Agreement, not to, directly or indirectly, sell, offer to sell, contract to sell, hedge, pledge, grant an option to purchase, issue any instrument convertible or exchangeable for or representing the right to receive, or otherwise dispose of any securities of the Company substantially similar to the Purchased Securities, without the prior written consent of a majority in interest of the Underwriters or the Representatives.

                  (m) If this Agreement provides for sales by Selling Shareholders, each Selling Shareholder agrees to deliver to the Underwriters or the Representatives on or prior to the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                  (n) To purchase from the Partnership on the Closing Date a number of i-units equal to the number of Purchased Securities sold on the Closing Date.

         7. Indemnification.

                  (a) Each of the Company, the Partnership and, with respect to information regarding itself, KMI, will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(e) below) any such settlement is effected with the written consent of the Company, the Partnership or KMI, as the case may be; and

                  (iii) against any and all expense whatsoever, as incurred (including, subject to Section 7(d) hereof, the fees and disbursements of counsel chosen by the Underwriters), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or
         (ii) above; provided, however, that the indemnity set forth in this
         Section 7(a) shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company, the Partnership or KMI by or on behalf of any Underwriter expressly for use in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto). The foregoing indemnity with respect to any untrue statement or alleged untrue statement contained in or omission or alleged omission from a preliminary prospectus shall not inure to the benefit of the Underwriter (or any person controlling such Underwriter) from whom the person asserting any loss, liability, claim, damage or expense purchased any of the Purchased Securities which are the subject thereof if the Company shall sustain the burden of proving that such person was not sent or given a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Purchased Securities to such person and the untrue statement contained in or omission from such preliminary prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented) and the Company had previously furnished copies thereof to such Underwriter.

                  (b) If this Agreement provides for sales by Selling Shareholders, each of the Selling Shareholders severally will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as losses, liabilities claims, damages, expenses or actions arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in the Registration Statement, the prospectus or any amendment or supplement thereto, in reliance on and in conformity with information furnished in writing to the Company by such Selling Shareholder expressly for use therein.

                  (c) Each Underwriter, severally in proportion to its respective purchase obligation and not jointly, agrees to indemnify and hold harmless KMI, the Partnership, the General Partner, the Company, the directors of the General Partner and the Company, the directors of KMI, the officers of the Company and KMI who signed the Registration Statement, and each person, if any, who controls KMI, the Partnership, the General Partner or the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Underwriter expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

                  (d) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by the Underwriters, and, in the case of parties indemnified pursuant to Section 7(c) above, counsel to the indemnified parties shall be selected by the Company, provided that if it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or
         Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (e) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
         Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

         8. Contribution. If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the General Partner, the Partnership, KMI or the Selling Shareholder, if any (taking into account the portion of the proceeds of the offering received by each), on the one hand and the Underwriters on the other hand from the offering of the Purchased Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company, the General Partner, the Partnership, KMI and the Selling Shareholder, if any, on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, the General Partner, the Partnership, KMI and the Selling Shareholder, if any, on the one hand and the Underwriters on the other hand in connection with the offering of the Purchased Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Purchased Securities pursuant to this Agreement (before deducting expenses but after deducting the total underwriting commission received by the Underwriters) received by the Company and the Selling Shareholder, if any, and the total underwriting commission received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Purchased Securities as set forth on such cover. The relative fault of the Company, the General Partner, the Partnership, KMI or the Selling Shareholder, if any, on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the General Partner, the Partnership, KMI or the Selling Shareholder, if any, or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the General Partner, the Partnership, KMI, the Selling Shareholder, if any, and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Purchased Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter; each director of KMI, the General Partner and the Company, each officer of KMI and the Company who signed the Registration Statement, and each person, if any, who controls KMI, the Partnership, the General Partner and the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as KMI, the Partnership, the General Partner and the Company; and if this Agreement provides for sales by Selling Shareholders, each person, if any, who controls a Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Selling Shareholder. The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to their respective underwriting obligations and not joint.

         9. Termination. This Agreement may be terminated by a majority in interest of the Underwriters or by the Representatives by notifying the Company at any time at or prior to the Closing Date, if any of the conditions specified in Section 5 hereof shall not have been fulfilled when and as required by this Agreement.

         If this Agreement is terminated pursuant to any of the provisions hereof, except as otherwise provided herein, neither the Company, the Partnership, nor KMI shall be under any liability to any Underwriter or any Selling Shareholder and no Underwriter shall be under any liability to the Company, the Partnership, KMI or any Selling Shareholder, except that (a) if this Agreement is terminated by the Underwriters or the Representatives because of any failure or refusal on the part of the Company, the Partnership, KMI or any Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement, the Company shall cause to be reimbursed and each Selling Shareholder will reimburse the Underwriters for all reasonable out-of-pocket expenses (including the reasonable fees and disbursement of their counsel) reasonably incurred by them and (b) no Underwriter who shall have failed or refused to purchase the Purchased Securities agreed to be purchased by it hereunder, without some reason sufficient hereunder to justify its cancellation or termination of its obligations hereunder, shall be relieved of liability to the Company, the Partnership, KMI, any Selling Shareholder or the other Underwriters for damages occasioned by its default.

         10. Default of Underwriters. If one or more of the Underwriters shall fail (other than for a reason sufficient to justify the termination of this Agreement) to purchase on the Closing Date the principal amount of Purchased Securities agreed to be purchased by such Underwriter or Underwriters, the Representatives, or if there are none, such firm as may be designated by a majority in interest of the Underwriters may find one or more substitute underwriters to purchase such Purchased Securities or make such other arrangements as they may deem advisable or one or more of the remaining Underwriters may agree to purchase such Purchased Securities in such proportions as may be approved by the Representatives or such designated firm, in each case upon the terms herein set forth. If no such arrangements have been made within 24 hours after the Closing Date, and

                  (a) the number of Shares of Purchased Securities to be purchased by the defaulting Underwriter or Underwriters shall not exceed 10% of the total number of Shares of Purchased Securities, each of the non-defaulting Underwriters shall be obligated to purchase such Purchased Securities on the terms herein set forth in proportion to their respective obligations hereunder, or

                  (b) the number of Shares of Purchased Securities to be purchased by the defaulting Underwriter or Underwriters shall exceed 10% of the number of Shares of Purchased Securities, the Company shall be entitled to an additional period of 24 hours within which to find one or more substitute underwriters satisfactory to the Representatives, or if there are none, to such designated firm to purchase such Purchased Securities upon the terms set forth herein.

         In any such case, either the Representatives, or if there are none, such designated firm or the Company shall have the right to postpone the Closing Date for a period of not more than seven business days in order that necessary changes and arrangements may be effected. If the number of Shares of the Purchased Securities to be purchased by such defaulting Underwriters shall exceed 10% of the number of Shares of Purchased Securities and neither the non-defaulting Underwriters nor the Company shall make arrangements pursuant to this Section 10 within the period stated for the purchase of the Purchased Securities which the defaulting Underwriter or Underwriters agreed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter and without liability on the part of the Company, the Partnership, KMI or any Selling Shareholder, except, in each case, as provided in Section 6(k), 7, 8 and 9 hereof. The provisions of this Section 10 shall not in any way affect the liability of any defaulting Underwriter to the Company, the Partnership, KMI, any Selling Shareholder or the non-defaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

         11. Miscellaneous. The reimbursement, indemnification and contribution agreements contained in Sections 6(k), 7 and 8 hereof and the representations, warranties, covenants and agreements of the Company, the Partnership, KMI and any Selling Shareholder in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any officer, director or controlling person of any Underwriter, or by or on behalf of the Company, the Partnership, KMI, or any controlling person of the Company, the Partnership, KMI, or any officer, director or controlling person of the Company or KMI or by or on behalf of any Selling Shareholder or any officer, director or controlling person, and (c) delivery of and payment for Purchased Securities under this Agreement.

         This Agreement has been and is made solely for the benefit of the Underwriters, any Selling Shareholder, the Company, the Partnership, KMI and their respective permitted successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, any Selling Shareholder, the Company, the Partnership, or KMI, and for the benefit of the directors and officers of KMI and the Company, and their respective successors and assigns, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Purchased Securities merely because of such purchase.

         In dealings hereunder, the Representatives, if designated, shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such firm as the Representatives may designate to the Company.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile copies of signatures shall constitute original signatures for all purposes of this Agreement and any enforcement hereof.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                                                      SCHEDULE I

                [FORM OF OPINION OF BRACEWELL & PATTERSON, L.L.P.
                    TO BE DELIVERED PURSUANT TO SECTION 5(f)]

         (i) Each of the Company, the Partnership, the General Partner and KMI is validly existing and in good standing as a limited liability company, limited partnership or corporation, as the case may be, under the laws of its jurisdiction of formation or incorporation, as applicable, and each such entity has full limited liability company, partnership or corporate power and authority, as the case may be, to own its properties and to conduct its business as such business is described in the Prospectus;

         (ii) The Agreement has been duly authorized, executed and delivered by the Company, the Partnership, and KMI;

         (iii) The Purchased Securities delivered on the Closing Date have been duly authorized and, when issued and delivered against payment of the consideration therefor pursuant to the Agreement, will be validly issued, fully paid and (except as affected by the Delaware LLC Act) nonassessable; the Purchased Securities, the i-units, and the purchase obligation of KMI conform as to legal matters in all material respects to the descriptions thereof under the appropriate captions in the Prospectus; the Purchased Securities are approved for listing, subject to official notice of issuance, on the New York Stock Exchange to such counsel's knowledge after due inquiry, the shareholders of the Company have no preemptive rights with respect to the Purchased Securities; the i-units being purchased from the Partnership by the Company on the Closing Date have been duly authorized and, when issued and delivered as contemplated in the Agreement against payment of the consideration therefore will be validly issued, fully paid and (except as affected by the Delaware LP Act) nonassessable; and to such counsel's knowledge after due inquiry, the limited partners of the Partnership have no preemptive rights with respect to such i-units;

         (iv) The Registration Statement has been declared effective under the Securities Act; any filing of the Prospectus required to the Closing Date pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by Rule 424(b); and, to such counsel's knowledge after due inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or threatened by the Commission;

         (v) The Registration Statement and the Prospectus and any further amendments and supplements thereto made prior to the Closing Date, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules and other financial or accounting data included therein or omitted therefrom, as to which such counsel need express no opinion) appeared on their face to comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations thereunder;

         (vi) The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules and other financial or accounting data included therein or omitted therefrom, as to which such counsel need express no opinion) when they became effective (if incorporated by reference to another registration statement) or were filed with the Commission, as the case may be, appeared on their face to comply as to form in all material respects with the requirements of the particular form under the Securities Act or the Exchange Act and the respective rules and regulations thereunder, as applicable;

         (vii) The execution and delivery of the Agreement and the consummation of the transactions therein contemplated will not violate (a) any of the terms or provisions of any indenture, mortgage, deed of trust or loan agreement or other agreement or instrument filed or incorporated by reference as an exhibit to the Company's, the Partnership's or KMI's Annual Report on Form 10-K most recently filed with the Commission or under any Form 10-Q or Form 8-K of each of the Company, the Partnership or KMI filed since the filing of such Annual Report on Form 10-K, (b) any provision of the certificate of limited partnership or partnership agreement, the certificate of formation or limited liability company agreement, or the charter or bylaws, as applicable, of the Partnership, the Company, the General Partner or KMI, (c) an existing obligation of the Partnership, the Company, KMI or the General Partner under any existing court or administrative order, judgment or decree of which such counsel has knowledge after due inquiry, or (d) any applicable provisions of the federal laws of the United States (based on the limitations set forth below), the laws of the state of Texas, or the General Corporation Law of the State of Delaware, the Delaware LP Act or the Delaware LLC Act;

         (viii) No consent, approval, authorization, order, or filing with, any federal, Delaware or Texas court or governmental agency or body is required under federal or Texas law, or the General Corporation Law of the State of Delaware, the Delaware LP Act or the Delaware LLC Act, for the consummation by the Company, the Partnership and KMI of the transactions contemplated by the Agreement in connection with the issue and sale of the Purchased Securities by the Company, except (a) as may be required under the Securities Act and the regulations promulgated thereunder, (b) as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Purchased Securities by the Underwriters, and (c) such as the failure to obtain or make would not reasonably be expected, individually or in the aggregate, to have, in the case of the Company, the Partnership or their respective subsidiaries, a Company Material Adverse Effect or, in the case of KMI and its subsidiaries, a KMI Material Adverse Effect;

         (ix) To such counsel's knowledge after due inquiry, and other than as set forth in the Prospectus, there is no legal or governmental proceeding pending or threatened against the Partnership, the General Partner, the Company, KMI or any Partnership Significant Subsidiary or KMI Significant Subsidiary which, if determined adversely to the Partnership, the General Partner, the Company, KMI or such Partnership Significant Subsidiary or KMI Significant Subsidiary would individually or in the aggregate reasonably be expected to have, in the case of the Company, the Partnership or their respective subsidiaries, a Company Material Adverse Effect or, in the case of KMI and its subsidiaries, a KMI Material Adverse Effect;

         (x) Neither the Company, the Partnership, nor KMI is an "investment company" as such term is defined in the Investment Company Act of 1940, as amended; and

         (xi) Each of the Company, the Partnership and KMI is exempt from regulation as a "holding company" under the Public Utility Holding Company Act of 1935, as amended.

         In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the relevant federal law of the United States of America, Texas law, the General Corporation Law of the State of Delaware, the Delaware LP Act, the Delaware LLC Act and, with respect to the opinion expressed in paragraph (i) and (ii) as it relates to KMI, the Kansas General Corporation Code, and that they render no opinion with respect to the state securities or blue sky laws of any jurisdiction or the law of any other jurisdiction. Such counsel may note that they are not admitted to the practice of law in the state of Delaware or in the state of Kansas. With respect to paragraph (vii), such counsel may also state that they render no opinion with respect to the anti-fraud provisions of the federal securities laws.

         With respect to the opinion in paragraph (x), such counsel may rely on the opinion of other counsel reasonably satisfactory to the Representatives or the Underwriters, or such counsel may omit the opinion in paragraph (x) from its opinion and have such opinion and rendered directly to the Underwriters by other counsel reasonably satisfactory to the Representatives or the Underwriters, in which case such counsel may state that they render no opinion with respect to the Investment Company Act of 1940, as amended.

         Such counsel may state that whenever its opinion is based on factual matters that are "to its knowledge after due inquiry" such counsel has relied exclusively on certificates of officers (after discussion of the contents thereof with such officers) of the Company (for itself and on behalf of the Partnership), the General Partner, KMI, the Partnership Significant Subsidiaries or the KMI Significant Subsidiaries or certificates of others as to the existence or nonexistence of the factual matters upon which such opinion is predicated. Such counsel shall state that it has no reason to believe, however, that any such certificate is untrue or inaccurate in any material respect.

         Such counsel may also state that, because the primary purpose of such counsel's engagement was not to establish or confirm factual matters or financial or accounting matters and because of the wholly or partially non-legal character of many of the statements contained in the Registration Statement and the Prospectus and any amendment or supplement thereto, such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus and any amendment or supplement thereto (except to the extent expressly set forth in the second clause of paragraph (iii) above) and they have not independently verified the accuracy, completeness or fairness of such statements (except as aforesaid); that, without limiting the foregoing, they assume no responsibility for, have not independently verified and have not been asked to comment on the accuracy, completeness or fairness of the financial statements and other financial or accounting data included in the Registration Statement, the Prospectus and any amendment or supplement thereto, or the exhibits to the Registration Statement, and they have not examined the accounting, financial or other records from which such financial statements and other financial or accounting data contained therein were derived; and that they are not experts with respect to any portion of the Registration Statement and any amendment thereto, including, without limitation, such financial statements and other financial or accounting data; such counsel did not participate in the preparation of the documents incorporated by reference in the Prospectus; however, they have participated in conferences with officers and other representatives of the Company (on behalf of the Company and the Partnership), the General Partner, and KMI, representatives of the independent accountants of the Company, the Partnership, and KMI, and representatives of the Underwriters, including counsel for the Underwriters, at which the contents of the Registration Statement, the Prospectus and any amendment or supplement thereto and related matters were discussed; and, based upon such participation and review, and relying as to materiality in part upon the factual statements of officers and other representatives of the Company (on behalf of the Company and the Partnership), the General Partner and KMI and representatives of the Underwriters, no facts have come to their attention that have caused them to believe that the Registration Statement or any amendment thereto (except in each case for the financial statements and related data and other financial or accounting data or exhibits contained or incorporated by reference therein or omitted therefrom, as to which such counsel need not comment), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except in each case for the financial statements and related data and other financial or accounting data contained or incorporated by reference therein or omitted therefrom, as to which such counsel need not comment), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         Such counsel may state that its opinion is solely for the benefit of the Underwriters or the Representatives pursuant to Section 5 of the Agreement, and may not be used or relied upon by the Underwriters or the Representatives in any other capacity or for any other purpose and may not be used or relied upon by any other person or entity for any purpose without such counsel's express prior written authorization. Such counsel may state that except for the use permitted therein, such opinion may not be quoted, circulated or published, in whole or in part, or otherwise referred to, filed with or furnished to any other person or entity, without such counsel's prior written authorization; that the opinion expressed therein is not a guarantee and should not be construed or relied on as such; that the opinion expressed therein is as of the date thereof, and such counsel expressly disclaims any responsibility to update such opinion after the date thereof; and that such opinion is strictly limited to the matters stated therein, and no other or more extensive opinion is intended, implied or to be inferred beyond the matters expressly stated therein.

                                                                     SCHEDULE II

                         [FORM OF OPINION OF COUNSEL FOR
                      SELLING SHAREHOLDERS TO BE DELIVERED
                            PURSUANT TO SECTION 5(j)]


         (i) Each Selling Shareholder had good and valid title to the Purchased Securities sold by such Selling Shareholder free and clear of all liens, encumbrances, equities or claims and had full right, power and authority to sell, assign, transfer and deliver such Purchased Securities; and the several Underwriters, assuming that the Underwriters are bona fide purchasers within the meaning of Section 8-302 of the Uniform Commercial Code, have acquired good and valid title to the Purchased Securities purchased by them from each Selling Shareholder pursuant to the Agreement free and clear of all liens, encumbrances, equities or claims;

         (ii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by any Selling Shareholder for the consummation of the transactions contemplated by the Agreement in connection with the sale of the Purchased Securities sold by each Selling Shareholder, except such as have been obtained and made under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Purchased Securities by the Underwriters;

         (iii) The execution, delivery and performance of the Agreement and the consummation of the transactions therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over any Selling Shareholder or any of their properties or any material agreement or instrument to which any Selling Shareholder is a party or by which any Selling Shareholder is bound or to which any of the properties of any Selling Shareholder is subject, or the charter or by-laws of any Selling Shareholder which is a corporation; and

         (iv) The Agreement has been duly authorized, executed and delivered by each Selling Shareholder.

         Such counsel's opinion may be subject to the same types of limitations and qualifications as are set forth in Schedule II.